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                                  EXHIBIT 10.37


                         FORBEARANCE EXTENSION AGREEMENT

         THIS AGREEMENT, dated as of April 14, 2000, is by and among RHD CAPITAL VENTURES, LLC, a Delaware limited liability company having an office at 300 Willowbrook Office Park, Fairport, New York 14450, Attention: Richard Sands, Manager, Telefax Number (716) 218-2160 (together with its successors and assigns, "Lender"), HUDSON HOTELS PROPERTIES CORP., a New York corporation, with an address of c/o Hudson Hotels Corporation, 300 Bausch & Lomb Place, Rochester, New York 14604, Attention: President, Telefax Number: (716) 454-1865 ("HHPC") and HUDSON HOTELS CORPORATION, a New York corporation, with an address of 300 Bausch & Lomb Place, Rochester, New York 14604 Attention: E. Anthony Wilson, Chairman, Telefax Number: (716) 454-1865 ("HHC"). HHPC and HHC are referred to herein individually as "Borrower" and collectively as "Borrowers".

                                R E C I T A L S:

         WHEREAS, Borrowers and Nomura Asset Capital Corporation ("Nomura") entered into that certain Mezzanine Loan Agreement dated as of November 27, 1996, which was amended and restated as of October 31, 1997 (such mezzanine loan agreement, as amended and restated, the "Mezzanine Loan Agreement"), pursuant to which Borrowers obtained a loan in the principal amount of $35,000,000 (the "Mezzanine Loan") from Nomura; and

         WHEREAS, Borrowers are default (such defaults, the "Existing Defaults") in certain of their obligations under the Mezzanine Loan Agreement and the other documents evidencing and securing the Mezzanine Loan (collectively, the "Mezzanine Loan Documents") as specified in that certain Agreement, dated as of April 14, 1999, by and among Nomura and Borrowers (the "Forbearance Agreement"); and

         WHEREAS, pursuant to the terms of the Forbearance Agreement, Nomura agreed to forbear from exercising its rights and remedies pursuant to the Mezzanine Loan Documents in respect of the Existing Defaults until April 11, 2000 (the "Forbearance Expiration Date"); and

         WHEREAS, Lender has purchased the Mezzanine Loan from Nomura, and Nomura has assigned the Mezzanine Loan Agreement, the other Mezzanine Loan Documents and the Forbearance Agreement to Lender pursuant to the terms of a certain Assignment of Asset Documents dated as of April 14, 2000, between Lender and Nomura; and

         WHEREAS, Borrowers have requested that Lender extend the Forbearance Expiration Date; and

         WHEREAS, Lender is willing to extend the Forbearance Expiration Date as provided in this Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrowers do hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the


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meanings ascribed thereto in the Forbearance Agreement.

         2. OUTSTANDING INDEBTEDNESS. As of the date hereof, the outstanding Principal Indebtedness is $35,000,000.

         3. EXISTING DEFAULTS. Borrowers acknowledge and agree that the Existing Defaults have occurred and are continuing as a result of Borrowers failure to comply with certain terms of the Mezzanine Loan Documents.

         4. EXTENSION OF FORBEARANCE EXPIRATION DATE. Lender and Borrowers agree to extend the Forbearance Expiration Date from April 11, 2000 to April 11, 2001. Accordingly, Section 2.a. of the Forbearance Agreement is hereby amended by substituting "April 11, 2001" for "April 11, 2000" in the eighth line thereof.

         5. NO MODIFICATIONS; REAFFIRMATION. The Borrowers hereby represent, warrant and covenant that: (a) except as specifically set forth herein, neither this Agreement nor any actions pursuant to this Agreement nor any negotiations or discussions among Borrowers, any of their agents and the Lender, shall be deemed or construed to cure the Existing Defaults, constitute a reinstatement, novation or release of the Mezzanine Loan, the Mezzanine Loan Documents or the Forbearance Agreement or constitute a modification, amendment or waiver of the Mezzanine Loan, the Mezzanine Loan Documents or the Forbearance Agreement; (b) the Mezzanine Loan Documents and the Forbearance Agreement are enforceable in accordance with their respective terms; and (c) except as otherwise expressly provided in this Agreement, Lender reserves all of its rights and remedies in connection with any defaults under the Mezzanine Loan Documents. Except as amended by this Agreement the Mezzanine Loan Documents and the Forbearance Agreement shall remain in full force and effect and are hereby ratified, confirmed and approved.

         6. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that, if any such provision is held to be invalid, illegal or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable.

         7. HEADINGS. All headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

         8. GOVERNING LAW. This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

         9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed to be an original document, but all of which will constitute a single document.



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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered effective as of the date and year first above written.

                                         LENDER:

                                         RHD CAPITAL VENTURES LLC,
                                         a Delaware limited liability company

                                         By: /s/ Richard Sands
                                             --------------------------
                                             Name: Richard Sands
                                             Title:  Manager


                                         BORROWERS:

                                         HUDSON HOTELS PROPERTIES CORP., a New
                                         York corporation

                                         By: /s/ E. Anthony Wilson
                                             --------------------------
                                             Name: E. Anthony Wilson
                                             Title: Chairman and CEO

                                         HUDSON HOTELS CORPORATION, a New
                                         York corporation

                                         By: E. Anthony Wilson
                                             --------------------------
                                             Name: E. Anthony Wilson
                                             Title: Chairman and CEO